UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

HighCape Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

452 Fifth Avenue, 21st Floor

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 793-3510

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CAPAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CAPA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CAPAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 9, 2021, HighCape Capital Acquisition Corp., a Delaware corporation (“HighCape” or following the “Company”), held the Special Meeting of its stockholders (the “Special Meeting”). At the Special Meeting, a total of 8,709,297 (58.93%) of HighCape’s issued and outstanding shares of common stock held of record as of May 10, 2021, the record date for the Special Meeting, were present either in person or represented by proxy, which constituted a quorum. HighCape’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

(a)	Proposal No. 1 — The Business Combination Proposal — to approve the business combination agreement, dated as of February 18, 2021 (as may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among HighCape, Tenet Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of HighCape (“Merger Sub”), and Quantum-Si Incorporated, a Delaware corporation (“Quantum-Si”), and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into Quantum-Si (the “Merger”) with Quantum-Si surviving the Merger as a wholly owned subsidiary of HighCape (the transactions contemplated by the Business Combination Agreement, the “Business Combination” and such proposal, the “Business Combination Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,645,618	51,891	11,788

(b)	Proposal No. 2 — The Charter Amendment Proposal, including the Advisory Charter Amendment Proposals — to approve, assuming the Business Combination Proposal is approved and adopted, the proposed amended and restated certificate of incorporation of HighCape (the “Proposed Charter”), which will replace HighCape’s current amended and restated certificate of incorporation, dated September 3, 2020 (the “Current Charter”), and which will be in effect as of the effective time of the Merger (the “Effective Time”) (the “Charter Amendment Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,637,083	54,521	17,693

The Advisory Charter Amendment Proposals –to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter (the “Advisory Charter Amendment Proposals”):

(i)	Advisory Charter Amendment Proposal A — Under the Proposed Charter, the Company will be authorized to issue 628,000,000 shares of capital stock, consisting of (i) 600,000,000 shares of Class A common stock, par value $0.0001 per share, (ii) 27,000,000 shares of Class B common stock, par value $0.0001 per share, and (iii) 1,000,000 shares of preferred stock, par value $0.0001 per share, as opposed to the Current Charter, which authorizes HighCape to issue 401,000,000 shares of capital stock, consisting of (a) 400,000,000 shares of common stock, including 380,000,000 shares of HighCape Class A common stock, par value $0.0001 per share, and 20,000,000 shares of HighCape Class B common stock, par value $0.0001 per share, and (b) 1,000,000 shares of HighCape preferred stock, par value $0.0001 per share:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,585,570	89,830	33,897

(ii)	Advisory Charter Amendment Proposal B — Under the Proposed Charter, holders of shares of Class A common stock will be entitled to cast one vote per share of Class A common stock and holders of shares of Class B common stock will be entitled to cast 20 votes per share of Class B common stock on each matter properly submitted to the Company’s stockholders entitled to vote, as opposed to the Current Charter, which provides that each share of HighCape Class A common stock and HighCape Class B common stock is entitled to one vote per share on each matter properly submitted to HighCape’s stockholders entitled to vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,534,408	144,280	30,609

(iii)	Advisory Charter Amendment Proposal C — Under the Proposed Charter, any action required or permitted to be taken by the stockholders of the Company may be taken by written consent until the time the issued and outstanding shares of Class B common stock represent less than 50% of the voting power of the then outstanding shares of capital stock of the Company that would be entitled to vote for the election of directors, as opposed to the Current Charter, which does not permit holders of HighCape capital stock to take stockholder action by written consent other than with respect to the HighCape Class B common stock with respect to which action may be taken by written consent:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,568,279	98,323	42,695

(iv)	Advisory Charter Amendment Proposal D — Amendments to certain provisions of the Proposed Charter relating to the rights of Class A common stock and Class B common stock will require (i) so long as any shares of Class B common stock remain outstanding, the affirmative vote of the holders of at least two-thirds of the outstanding shares of Class B common stock, voting as a separate class, (ii) so long as any shares of Class A common stock remain outstanding, the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock, voting as a separate class, and (iii) the affirmative vote of the holders of a majority of the voting power of the then outstanding capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, as opposed to the Current Charter, which only requires such an amendment to be approved by stockholders in accordance with Delaware law (except that, prior to HighCape’s initial business combination, amendments to those provisions of the Current Charter relating to an initial business combination require the affirmative vote of the holders of at least 65% of shares of all then outstanding shares of HighCape Class A common stock and HighCape Class B common stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,578,921	98,138	32,238

(v)	Advisory Charter Amendment Proposal E — The Company’s Bylaws may be amended, altered, repealed or adopted either (x) by the affirmative vote of a majority of the board of directors of the Company (the “Board”) present at any regular or special meeting of the Board at which a quorum is present or (y) (i) when the issued and outstanding shares of Class B common stock represents less than 50% of the voting power of the then outstanding shares of capital stock of the Company that would be entitled to vote for the election of directors, the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Company that would be entitled to vote in the election of directors or, prior to such time, (ii) the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Company that would be entitled to vote in the election of directors, as opposed to the Current Charter, which may be amended by the affirmative vote of a majority of the Board or by the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of HighCape common stock entitled to vote generally in the election of directors, voting together as a single class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,601,926	80,699	26,672

(vi)	Advisory Charter Amendment Proposal F — The Proposed Charter provides that the number of directors will be fixed and may be modified by the Board, provided that the number of directors cannot exceed a certain threshold without the affirmative vote of the holders of (x) at least two-thirds of the voting power of the shares of capital stock of the Company that would be entitled to vote in the election of directors when the issued and outstanding shares of Class B common stock represents less than 50% of the voting power of the then outstanding shares of capital stock of the Company that would be entitled to vote for the election of directors, or, prior to such time, (y) a majority of the voting power of the outstanding shares of capital stock of the Company that would be entitled to vote in the election of directors, as opposed to the Current Charter, which provides that the number of directors will be determined by the Board:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,600,042	85,853	23,402

(vii)	Advisory Charter Amendment Proposal G — The Proposed Charter provides that the Board is not classified, and that the Company’s directors shall serve for a term of one year, expiring at the next annual meeting of stockholders of the Company, as opposed to the Current Charter, which provides that the HighCape is divided into three classes, with each class elected for staggered three year terms:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,639,513	46,736	23,048

(viii)	Advisory Charter Amendment Proposal H — The Proposed Charter provides that any or all directors of the Company may be removed from office at any time with or without cause and for any or no reason only with and immediately upon the vote, (i) on or after date time that the outstanding shares of Class B common stock represents less than 50% of the voting power of the shares of capital stock of the Company then outstanding and entitled to vote in the election of directors, by the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the capital stock of the Company or, prior to such time, (ii) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Company then outstanding and entitled to vote in the election of directors, as opposed to the Current Charter, which provides that directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of HighCape entitled to vote generally in the election of directors, voting together as a single class. Additionally, newly-created directorships resulting from an increase in the number of directors and any vacancies on the Board may be filled by either the directors of the Board or the Company’s stockholders as set forth in the Proposed Charter:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,590,984	91,945	26,368

(ix)	Advisory Charter Amendment Proposal I — The Proposed Charter provides that the Company renounces a corporate opportunity that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, any non-employee director of the Company, unless such opportunity is presented to, or acquired, created or developed by, or otherwise comes into the possession of such person expressly and solely in his or her capacity as a director of the Company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,622,701	61,234	25,362

(c)	Proposal No. 3 — The Nasdaq Proposal — to approve, assuming the Business Combination Proposal and the Charter Amendment Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of the Nasdaq Stock Market (“Nasdaq”), the issuance of (i) 42,500,000 shares of HighCape Class A common stock to certain institutional investors and accredited investors (the “PIPE Investors”) pursuant to subscription agreements (the “PIPE Investor Subscription Agreements”) immediately prior to the closing of the Business Combination (the “Closing”), plus any additional shares pursuant to PIPE Investor Subscription Agreements we may enter into prior to the Closing, (ii) 696,250 shares of HighCape Class A common stock to certain affiliates of Foresite Capital Management, LLC pursuant to subscription agreements (the “Subscription Agreements”) immediately prior to the Closing, and (iii) an aggregate of 79,392,012 shares of the Company’s capital stock to existing Quantum-Si stockholders pursuant to the terms of the Business Combination Agreement, in each case assuming an Exchange Ratio (as defined in the Business Combination Agreement) of 0.7945 and based on an assumed Closing date of June 15, 2021 and Quantum-Si shares outstanding as of May 1, 2021 (the “Nasdaq Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,611,749	67,757	29,791

(d)	Proposal No. 4 — The Director Election Proposal — to approve, assuming the Business Combination Proposal, the Charter Amendment Proposal, and the Nasdaq Proposal are approved and adopted, the election of eight (8) directors who, effective immediately after the Effective Time, will become the directors of the Company until their respective successors are duly elected and qualified pursuant to the terms of the Proposed Charter (the “Director Election Proposal”):

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jonathan M. Rothberg, Ph.D.	8,640,019	69,278
Marijn Dekkers, Ph.D.	8,667,999	41,298
John Stark	8,635,055	74,242
Ruth Fattori	8,667,973	41,324
Brigid A. Makes	8,667,439	41,858
Michael Mina, M.D., Ph.D.	8,634,263	75,034
Kevin Rakin	8,629,998	79,299
James Tananbaum, M.D.	8,667,317	41,980

(e)	Proposal No. 5 — The Equity Incentive Plan Proposal — to approve, assuming the Business Combination Proposal, the Charter Amendment Proposal, the Nasdaq Proposal and the Director Election Proposal are approved and adopted, the Quantum-Si Incorporated 2021 Equity Incentive Plan (the “Equity Incentive Plan”), including the authorization of the initial share reserve under the Equity Incentive Plan (the “Equity Incentive Plan Proposal”), including with respect to the number of shares that may be issued pursuant to the exercise of incentive stock options granted:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,528,931	127,405	52,961

(f)	Proposal No. 6 — The Adjournment Proposal — to consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, any of the Business Combination Proposal, the Charter Amendment Proposal, the Nasdaq Proposal, and the Equity Incentive Plan Proposal would not be duly approved and adopted by our stockholders or we determine that one or more of the closing conditions under the Business Combination Agreement is not satisfied or waived (the “Adjournment Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,618,997	70,657	19,643

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHCAPE CAPITAL ACQUISITION CORP.

	By:	/s/ Matt Zuga
	Name:	Matt Zuga
	Title:	Chief Financial Officer and Chief Operating Officer

Date: June 9, 2021